                                                                   Exhibit 24.1

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  FRANKLIN E. AGNEW
                                                ----------------------
                                                  Franklin E. Agnew
                                                       Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                     By: /s/  FREDERIC K. BECKER
                                                         -----------------------
                                                           Frederic K. Becker
                                                                Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as an officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18/th/ day of March
2002.

                                                     By: /s/  RICHARD J. CARBONE
                                                         -----------------------
                                                           Richard J. Carbone
                                                         Chief Financial Officer

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                    By: /s/  GILBERT F. CASELLAS
                                                        ------------------------
                                                          Gilbert F. Casellas
                                                                Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                        By: /s/  JAMES G. CULLEN
                                                            --------------------
                                                              James G. Cullen
                                                                  Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign her name in her respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                      By: /s/  CAROLYNE K. DAVIS
                                                          ----------------------
                                                            Carolyne K. Davis
                                                                 Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                       By: /s/  ALLAN D. GILMOUR
                                                           ---------------------
                                                             Allan D. Gilmour
                                                                 Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                        /s/  WILLIAM H. GRAY III
                                                    By: ------------------------
                                                          William H. Gray III
                                                               Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                         By:  /s/  JON F. HANSON
                                                             -------------------
                                                                Jon F. Hanson
                                                                  Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                          By: /s/  GLEN H. HINER
                                                              ------------------
                                                                Glen H. Hiner
                                                                  Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign her name in her respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  CONSTANCE J. HORNER
                                                ------------------------
                                                  Constance J. Horner
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  GAYNOR N. KELLEY
                                                ---------------------
                                                  Gaynor N. Kelley
                                                      Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  BURTON G. MALKIEL
                                                ----------------------
                                                  Burton G. Malkiel
                                                       Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as an officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18/th/ day of March
2002.

                                            By: /s/  ANTHONY S. PISZEL
                                                ----------------------
                                                  Anthony S. Piszel
                                                     Controller

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                          By:        /s/  ARTHUR F. RYAN
                                              ----------------------------------
                                                        Arthur F. Ryan
                                              Chairman, Chief Executive Officer,
                                                    President and Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign her name in her respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  IDA F.S. SCHMERTZ
                                                ----------------------
                                                   Ida F.S. Schmert
                                                       Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  CHARLES R. SITTER
                                                ----------------------
                                                  Charles R. Sitter
                                                       Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  DONALD L. STAHELI
                                                ----------------------
                                                  Donald L. Staheli
                                                       Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  RICHARD M. THOMSON
                                                -----------------------
                                                  Richard M. Thomson
                                                       Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  JAMES A. UNRUH
                                                -------------------
                                                  James A. Unruh
                                                     Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  P. ROY VAGELOS, M.D.
                                                -------------------------
                                                  P. Roy Vagelos, M.D.
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                            By: /s/  STANLEY C. VAN NESS
                                                ------------------------
                                                  Stanley C. Van Ness
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ended December 31, 2001 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12/th/ day of March
2002.

                                                        By: /S/  PAUL A. VOLCKER
                                                            --------------------
                                                              Paul A. Volcker
                                                                 Director